UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 14, 2008 (March 7, 2008)

U.S. ENERGY CORP.
(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Glen L. Larsen Building
877 North 8th West Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
Former Name, Former Address or Former Fiscal Year,, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

 ☐   Written communications pursuant to Rule 425 under the Securities Act
 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.  Other Events

As of March 7, 2008, the Board of Directors amended the bylaws to set forth (in Section 12 of Article II) the procedures for shareholders to request that an individual be considered by the Nominating Committee for recommendation to the full Board of Directors whether to have the proposed individual included in the Company’s proxy statement for meetings relating to the election of directors.  This amendment is consistent with the Company’s requirements previously set forth in proxy statements filed with the Commission.

Also on March 7, 2009, the Board of Directors set the record and meeting dates for the 2008 annual meeting to be April 28 and June 27, 2008.

Section 9.  Financial Statements and Exhibits

Financial Statements:   None
Exhibits:  10.1                 Bylaws as amended March 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: March 14, 2008	By:	/s/ Keith G. Larsen
Keith G. Larsen, CEO